UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 30, 2011 (the “Effective Date”), Alexandria Real Estate Equities, Inc. and certain of its subsidiaries (collectively, the “Company”) entered into an Amended and Restated Term Loan Agreement with Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., RBC Capital Markets and RBS Securities Inc., as joint lead arrangers and joint book running managers, and certain financial institutions party thereto as lenders (the “Amended Term Loan Agreement”).  The Amended Term Loan Agreement amends and restates that certain Term Loan Agreement, dated February 16, 2011, among the Company and Citigroup Global Markets Inc. and Citibank N.A. (the “Prior Term Loan Agreement”), to among other things, increase the aggregate principal amount of the loan originally provided under the Prior Term Loan Agreement (the “Loan”) from $250,000,000 to $750,000,000, advance $500,000,000 to the Company under the Loan, and extend the maturity date of the Loan from February 28, 2014 to June 30, 2015, subject to the Company’s sole option to extend the maturity date for an additional term of one year to June 30, 2016 upon the satisfaction of certain conditions.  Under the Amended Term Loan Agreement, the Loan will bear interest at a “Eurodollar Rate” or a “Base Rate” specified in the Amended Term Loan Agreement, plus, in either case, a margin specified in the Amended Term Loan Agreement.  The margin at closing was 1.75% and was applied to the Eurodollar Rate.

The “Eurodollar Rate” is the rate per annum equal to the British Bankers Association LIBOR Rate, or if such rate is not available at the time of determination, the rate per annum determined by the administrative agent to be the rate at which deposits in US dollars for delivery on the date of determination in same day funds in the approximate amount of the borrowing would be offered by Citibank’s London Branch to major banks in the London interbank Eurodollar market at their request.  The “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the federal funds rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citibank as its “base rate,” and (c) the Eurodollar Rate plus 1.00%.

Under the Amended Term Loan Agreement, the financial covenants under the Prior Term Loan Agreement were not amended and are identical to the financial covenants required under the Company’s existing unsecured credit facility.  The Company must not, as of the last day of any fiscal quarter, permit its:

•              leverage ratio to exceed 60.0%

•              unsecured leverage ratio to exceed 60.0%

•              fixed charge coverage ratio to be less than 1.50

•              unsecured debt yield to be less than 11.00% until June 30, 2011 and 12.00% thereafter

•              minimum book value to be less than the sum of $2.0 billion and 50% of the net proceeds of equity offerings after January 28, 2011

•              secured debt ratio to exceed 40.00%

The Company may, upon notice to the administrative agent, at any time or from time to time voluntarily prepay the Loan in whole or in part without premium or penalty; provided that any prepayment shall be in a principal amount of at least $500,000 or, if less, the entire principal amount thereof then outstanding.

The proceeds of the Loan were used to prepay outstanding amounts owed under an existing term loan provided under the Company’s Second Amended and Restated Credit Agreement dated October 31, 2006, as further amended on December 1, 2006, May 2, 2007 and January 28, 2011 (as so amended, the “Third Amendment”) to decrease the aggregate principal amount of the loan originally provided under the Third Amendment from $750,000,000 to $250,000,000.  The Company anticipates it will refinance the remaining outstanding balance of $250,000,000 on the Third Amendment prior to its final maturity date of October 31, 2012, assuming the Company exercises its sole right to extend the maturity date by one year.

The foregoing summary of the Amended Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Term Loan Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

10.1                   Amended and Restated Term Loan Agreement, dated as of June 30, 2011, among the Company; Citibank, N.A., as administrative agent; Citigroup Global Markets Inc., RBC Capital Markets and RBS Securities Inc., as joint lead arrangers and joint book running managers; and certain financial institutions party thereto as lenders.

Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements include words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of these words or similar words, and include (without limitation) statements regarding the anticipated maturity date of the Amended Term Loan Agreement.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement.  A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.  The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

July 7, 2011	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1

Amended and Restated Term Loan Agreement, dated as of June 30, 2011, among the Company; Citibank, N.A., as administrative agent; Citigroup Global Markets Inc., RBC Capital Markets and RBS Securities Inc., as joint lead arrangers and joint book running managers; and certain financial institutions party thereto as lenders.